Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2022
Accounting Policies [Abstract]
Use of Estimates
USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that we believe are most dependent on the application of estimates and assumptions are considered our critical accounting estimates and are related to the determination of:
•fair value measurements of certain financial assets and liabilities;
•valuation of market risk benefits (“MRBs”) related to guaranteed benefit features of variable annuity products, fixed annuity products and fixed index annuity products;
•valuation of embedded derivative liabilities for fixed index annuity and index universal life products;
•valuation of future policy benefit liabilities and recognition of remeasurement gains and losses;
•reinsurance assets, including the allowance for credit losses;
•goodwill impairment;
•allowance for credit losses primarily on loans and available for sale fixed maturity securities;
•income tax assets and liabilities, including recoverability of our net deferred tax asset and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.
•prior to the adoption of LDTI, valuation of liabilities for guaranteed benefit features of variable annuity products, fixed annuity and fixed index annuity products, including the valuation of embedded derivatives;
•prior to the adoption of LDTI, estimated gross profits to value DAC and URR for investment-oriented products, such as universal life insurance, variable and fixed annuities, and fixed index annuities; and
•prior to the adoption of LDTI, valuation of future policy benefit liabilities and timing and extent of loss recognition;
These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, our consolidated financial condition, results of operations and cash flows could be materially affected.
Insurance Revenues
Insurance revenues include premiums and policy fees. All premiums and policy fees are presented net of reinsurance, as applicable. Premiums from long-duration life products, other than universal and variable life contracts, are recognized as revenues when due. Premiums from individual and group annuity contracts that are life contingent are recognized as revenues when due.
For limited payment contracts, premiums are due over a significantly shorter period than the period over which benefits are provided. Prior to the adoption of LDTI effective on January 1, 2021, the difference between the gross premium received and the net premium was deferred and recognized in premiums in a constant relationship to insurance in-force, or for annuities, the amount of expected future policy benefits. This Deferred Profit Liability (“DPL”) was recorded in the Consolidated Balance Sheets in Other policyholder funds. After January 1, 2021, the difference between the gross premium received and recorded as revenue and the net premium is deferred and recognized in Policyholder benefits in a constant relationship to insurance in-force, or for annuities, the amount of expected future policy benefits. This DPL is recorded in the Consolidated Balance Sheets in Future policy benefits for life and accident and health insurance contracts.
Premiums on short-duration accident and health policies are earned primarily on a pro rata basis over the term of the related coverage. The reserve for unearned premiums includes the portion of premiums written relating to the unexpired terms of coverage. This unearned revenue reserve (“URR”) is recorded in the Consolidated Balance Sheets in Other policyholder funds.
Prior to the adoption of LDTI effective on January 1, 2021, reinsurance premiums ceded under yearly renewable term (“YRT”) reinsurance agreements were recognized as a reduction in revenues over the period the reinsurance coverage was utilized in proportion to the risks to which the premiums relate, while premiums ceded under modified coinsurance (“modco”) treaties were recognized when due. After January 1, 2021, all reinsurance premiums ceded are recognized when due, following a ceded net premium ratio (“NPR”) methodology that also accrues a proportionate amount of estimated benefits.
Reinsurance premiums for assumed business are estimated based on information received from ceding companies and reinsurers. Any subsequent differences that arise regarding such estimates are recorded in the periods in which they are determined.
Amounts received as payment for investment-oriented contracts such as universal life, variable annuities, fixed annuities, and fixed index annuities, are reported as deposits to Policyholder contract deposits or Separate account liabilities, as applicable. Revenues from these contracts are recorded in policy fees and consist of policy charges for the cost of insurance, policy administration charges, surrender charges and amortization of URR. Policy fees are recognized as revenues in the period in which they are assessed against policyholders, unless the fees are designed to compensate Corebridge for services to be provided in the future. Prior to the adoption of LDTI effective on January 1, 2021, fees deferred as unearned revenue were amortized in relation to the incidence of estimated gross profits (“EGPs”) to be realized over the estimated lives of the contracts. After January 1, 2021, fees deferred as unearned revenue are amortized on a constant level basis over the estimated lives of the contracts, consistent with the amortization of deferred acquisition costs. This URR is recorded in the Consolidated Balance Sheets in Other policyholder funds.

Cash	Cash represents cash on hand and demand deposits.
Short-term investments	Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost, which approximates estimated fair value.
We purchase certain RMBS securities that have experienced more-than-insignificant deterioration in credit quality since origination. Subsequent to the adoption of the Financial Instruments Credit Losses Standard, these are referred to as PCD assets. At the time of purchase an allowance is recognized for these PCD assets by adding it to the purchase price to arrive at the initial amortized cost. There is no credit loss expense recognized upon acquisition of a PCD asset. When determining the initial allowance for credit losses, management considers the historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and the priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs:
•current delinquency rates;
•expected default rates and the timing of such defaults;
•loss severity and the timing of any recovery; and
•expected prepayment speeds.
Subsequent to the acquisition date, the PCD assets follow the same accounting as other structured securities that are not of high credit quality.

Premiums and other receivables – net of allowance	Premiums and other receivables – net of allowance include premium balances receivable, amounts due from agents and brokers and policyholders, and other receivables.
Other assets and Real estate
Other assets consist of deferred sales inducement assets, prepaid expenses, deposits, other deferred charges, other fixed assets, capitalized software costs, goodwill, intangible assets other than goodwill, restricted cash and derivative assets.
Capitalized software costs represent costs directly related to obtaining, developing or upgrading internal use software, are capitalized and amortized using the straight-line method over a period generally not exceeding ten years.
Real estate includes the cost of buildings and furniture and fixtures which is depreciated principally using the straight-line basis over their estimated useful lives (maximum of 40 years for buildings, 10 years for furniture and fixtures and 5 years for office equipment). Expenditures for maintenance and repairs are charged to income as incurred and expenditures for improvements are capitalized and depreciated. We periodically assess the carrying amount of our real estate for purposes of determining any asset impairment.
Other liabilities	Other liabilities consist of other funds on deposit, other payables, securities sold under agreements to repurchase, securities sold but not yet purchased and derivative liabilities.
Foreign currency	Foreign currency: Financial statement accounts expressed in foreign currencies are translated into U.S. dollars. Functional currency assets and liabilities are translated into U.S. dollars generally using rates of exchange prevailing at the balance sheet date of each respective subsidiary and the related translation adjustments are recorded as a separate component of Accumulated other comprehensive income, net of any related taxes, in Shareholders’ Equity. Income statement accounts expressed in functional currencies are translated using average exchange rates during the period. Functional currencies are generally the currencies of the local operating environment. Financial statement accounts expressed in currencies other than the functional currency of a consolidated entity are remeasured into that entity’s functional currency resulting in exchange gains or losses recorded in income, except for remeasurement gains or losses attributable to available-for-sale securities which are included in Accumulated other comprehensive income (“AOCI”).
Non-redeemable noncontrolling interest and Redeemable noncontrolling interest
Non-redeemable noncontrolling interest is the portion of equity (net assets) and net income (loss) in a subsidiary not attributable, directly or indirectly, to Corebridge.
Redeemable noncontrolling interest represents noncontrolling interest holders in certain consolidated investment entities where the noncontrolling interest holder has the ability to redeem its interest in the consolidated investment entity at its option.

Accounting Standards Adopted During 2022 and Future Application of Accounting Standards
ACCOUNTING STANDARDS ADOPTED DURING 2022
Reference Rate Reform
In March 2020, the FASB issued an accounting standard that provides temporary optional guidance to ease the potential burden in accounting for reference rate reform. The standard allows us to account for certain contract modifications that result from the discontinuation of the London Interbank Offered Rate (“LIBOR”) or another reference rate as a continuation of the existing contract without additional analysis. This standard was set to expire on December 31, 2022, but was extended to December 31, 2024, after which application of the guidance will no longer be permitted. During this period, this standard may be elected and applied prospectively as reference reforms occur.
Where permitted by the guidance, we have accounted for contract modifications stemming from the discontinuation of LIBOR or another reference rate as a continuation of the existing contract. As part of our implementation efforts, we have and will continue to assess our operational readiness and current and alternative reference rates’ merits, limitations, risks and suitability for our investment and insurance processes. The adoption of the standard has not had, and is not expected to have, a material impact on our reported consolidated financial condition, results of operations, cash flows and required disclosures.
ADOPTION OF LONG DURATION TARGETED IMPROVEMENTS
Targeted Improvements to the Accounting for Long-Duration Contracts
In August 2018, the FASB issued an accounting standard update with the objective of making targeted improvements to the existing recognition, measurement, presentation and disclosure requirements for long-duration contracts issued by an insurance entity.
The Company adopted the standard on January 1, 2023 using the modified retrospective transition method relating to liabilities for traditional and limited payment contracts and deferred policy acquisition costs. The Company also adopted the standard in relation to MRBs on a full retrospective basis. As of the January 1, 2021 transition date, the impact of the adoption of the standard was a net decrease to beginning Accumulated other comprehensive income (loss) (“AOCI”) of $2.3 billion and a net increase to beginning Shareholders’ net investment of $1.2 billion primarily driven by (1) changes related to MRBs in our Individual Retirement and Group Retirement segments, including the impact of non-performance risk adjustments which reclassified the portion of the changes in fair value attributable to non-performance risk from Shareholders' net investment to AOCI, (2) changes to the discount rate used to measure the liability for future policy benefits which most significantly impacted our Life Insurance and Institutional Markets segments, and (3) the removal of balances recorded in AOCI related to changes in unrealized appreciation (depreciation) on investments. The consolidated financial statements as of and for the years ended December 31, 2022 and 2021 have been adjusted to reflect the effects of applying the standard.
The accounting for Fortitude Re reinsurance assets, including the discount rates, continued to be calculated using the same methodology and assumptions as the direct policies, and therefore have been recalculated on an LDTI basis. The accounting for reinsurance transactions between the Company and Fortitude Re structured as modco remained unchanged.
Market risk benefits: The standard requires the measurement of all MRBs (e.g., living benefit and death benefit guarantees associated with variable annuities) associated with deposit (or account balance) contracts at fair value at each reporting period. Changes in fair value compared to prior periods are recorded and presented separately within the income statement, with the exception of our own credit risk changes (non-performance adjustments), which are recognized in Other comprehensive income (loss) (“OCI”). MRBs impacted both Shareholders’ net investment and AOCI upon transition.
The accounting for MRBs primarily impacted our Individual Retirement and Group Retirement segments. For additional disclosures about MRBs, see Note 13.
Discount rate assumption: The standard requires the discount rate assumption for the liability for future policy benefits to be updated at the end of each reporting period using an upper-medium grade (low credit risk) fixed income instrument yield that maximizes the use of observable market inputs. Upon transition, the Company had an adjustment to AOCI due to the fact that the market upper-medium grade (low credit risk) interest rates as of the transition date differed from reserve interest accretion rates.
Following adoption of the standard, the impact of changes to discount rates are recognized through OCI. Changes resulting from updating the discount rate each reporting period primarily impact term life insurance and other traditional life insurance products, as well as pension risk transfer (“PRT”) and structured settlement products. For additional information on the discount rate assumption under accounting for Long-Duration Contracts Standard, see Note 12.
Removal of balances related to changes in unrealized appreciation (depreciation) on investments: Under the standard, the majority of balances recorded in AOCI related to changes in unrealized appreciation (depreciation) on investments were eliminated.
In addition to the above, the standard also:
•Requires the review and, if necessary, update of future policy benefit assumptions at least annually for traditional and limited pay long duration contracts, with the recognition and parenthetical presentation of any resulting re-measurement gain or loss in Policyholder benefits (except for discount rate changes as noted above) in the Consolidated Statements of Income (Loss). For additional information, see Note 13.
•Simplifies the amortization of DAC to a constant level basis over the expected term of the related contracts and no longer requires an impairment test. For additional information, see Note 8.
•Increases disclosures of disaggregated rollforwards of several balances, including but not limited to liabilities for future policy benefits, deferred acquisition costs, account balances, MRBs, separate account liabilities and information about significant inputs, judgments and methods used in measurement and changes thereto and impact of those changes.
The following table presents the impacts in connection with the adoption of LDTI, effective as of January 1, 2021 as well as cross references to the applicable notes herein for additional information:

	Balance, Beginning of Year	Cumulative Effect Adjustment as of January 1, 2021	Updated balances post-adoption of LDTI
(in millions)
Reinsurance assets - Fortitude Re, net of allowance for credit losses and disputes(a)	$29,158	$7,666	$36,824
Reinsurance assets - other, net of allowance for credit losses and disputes(a)	2,707	433	3,140
Deferred income taxes	3,640	310	3,950
Deferred policy acquisition costs and value of business acquired(b)	7,363	3,137	10,500
Market risk benefit assets(c)	—	338	338
Other assets(d)	3,428	396	3,824
Total assets	$410,155	$12,280	$422,435
Future policy benefits for life and accident and health insurance(e)	$54,660	$10,522	$65,182
Policyholder contract deposits(e)	154,892	(6,471)	148,421
Market risk benefit liabilities(c)	—	8,739	8,739
Other policyholder funds(f)	2,492	248	2,740
Other liabilities(g)	9,954	399	10,353
Total liabilities	$370,323	$13,437	$383,760
Shareholders’ net investment(h)	$22,579	$1,192	$23,771
Accumulated other comprehensive income(h)	14,653	(2,349)	12,304
Total Corebridge Shareholders' net investment	37,232	(1,157)	36,075
Total equity	39,781	(1,157)	38,624
Total liabilities, redeemable noncontrolling interest and shareholder’s net investment	$410,155	$12,280	$422,435
(a)     Refer to Note 7 for additional information on the transition impacts associated with LDTI.
(b) Refer to Note 8 for additional information on the transition impacts associated with LDTI.
(c)     Refer to Note 13 for additional information on the transition impacts associated with LDTI.
(d)     Other assets include deferred sales inducement assets. Refer to Note 8 for additional information on the transition impacts associated with LDTI.
(e)     Refer to Note 12 for additional information on the transition impacts associated with LDTI.
(f)     Other policyholder funds include URR. Refer to Note 12 for additional information on the transition impacts associated with LDTI.
(g)    Other liabilities include deferred cost of reinsurance liabilities. Refer to Note 7 for additional information on the transition impacts associated with LDTI.
(h)    Includes a correction of $158 million to increase shareholders' net investment and decrease AOCI.
The following table presents the impacts in connection with the adoption of LDTI, effective as of January 1, 2021 on our previously reported Consolidated Balance Sheets as of December 31, 2022 and 2021:

December 31, 2022	As Previously Reported	Effect of Change	Updated balances post-adoption of LDTI
(in millions)
Reinsurance assets - Fortitude Re, net of allowance for credit losses and disputes	$27,794	$(950)	$26,844
Reinsurance assets - other, net of allowance for credit losses and disputes	2,980	(463)	2,517
Deferred income taxes	9,162	(331)	8,831
Deferred policy acquisition costs and value of business acquired	13,179	(2,616)	10,563
Market risk benefit assets	—	796	796
Other assets	2,852	(331)	2,521
Total assets	$364,217	$(3,895)	$360,322
Future policy benefits for life and accident and health insurance	$57,266	$(6,748)	$50,518
Policyholder contract deposits	158,966	(2,908)	156,058
Market risk benefits liabilities	—	4,736	4,736
Other policyholder funds	3,331	(446)	2,885
Other liabilities	8,775	301	9,076
Total liabilities	$355,068	$(5,065)	$350,003
Retained earnings	$16,121	$2,086	$18,207
Accumulated other comprehensive income	(15,947)	(916)	(16,863)
Total Corebridge Shareholders' equity	8,210	1,170	9,380
Total equity	9,149	1,170	10,319
Total liabilities, redeemable noncontrolling interest and equity	$364,217	$(3,895)	$360,322

December 31, 2021	As Previously Reported	Effect of Change	Updated balances post-adoption of LDTI
(in millions)
Reinsurance assets - Fortitude Re, net of allowance for credit losses and disputes	$28,472	$5,630	$34,102
Reinsurance assets - other, net of allowance for credit losses and disputes	2,932	169	3,101
Deferred income taxes	4,837	(41)	4,796
Deferred policy acquisition costs and value of business acquired	8,058	2,540	10,598
Market risk benefit assets	—	610	610
Other assets	3,303	311	3,614
Total assets	416,212	9,219	425,431
Future policy benefits for life and accident and health insurance	57,751	6,519	64,270
Policyholder contract deposits	156,846	(5,301)	151,545
Market risk benefits liabilities	—	7,499	7,499
Other policyholder funds	2,849	30	2,879
Other liabilities	9,903	328	10,231
Total liabilities	387,284	9,075	396,359
Retained earnings	8,859	2,078	10,937
Accumulated other comprehensive income	10,167	(1,934)	8,233
Total Corebridge Shareholders' equity	27,086	144	27,230
Total equity	28,845	144	28,989
Total liabilities, redeemable noncontrolling interest and equity	$416,212	$9,219	$425,431
The following table presents the impacts in connection with the adoption of LDTI on our previously reported Consolidated Statements of Income (Loss) for the years ended December 31, 2022 and 2021:

December 31, 2022	As Previously Reported	Effect of Change	Updated balances post-adoption of LDTI
(in millions, except per common share data)
Premiums	$5,093	$(2)	$5,091
Policy fees	2,972	(58)	2,914
Total net realized gains (losses)	8,013	(1,922)	6,091
Total revenues	26,679	(1,982)	24,697
Benefits and expenses:
Policyholder benefits	7,332	(612)	6,720
Change in the fair value of market risk benefits, net	—	(958)	(958)
Interest credited to policyholder account balances	3,696	36	3,732
Amortization of deferred acquisition costs and value of business acquired	1,431	(411)	1,020
Non-deferrable insurance commissions	636	(68)	568
Total benefits and expenses	16,219	(2,013)	14,206
Income (loss) before income tax expense (benefit)	10,460	31	10,491
Income tax expense (benefit):	1,991	21	2,012
Net income (loss)	8,469	10	8,479
Net income (loss) attributable to Corebridge	$8,149	10	$8,159
Income (loss) per common share attributable to Corebridge common shareholders:
Common stock - Basic	$12.61	$0.02	$12.63
Common stock - Diluted	$12.59	$0.01	$12.60

December 31, 2021	As Previously Reported	Effect of Change	Updated balances post-adoption of LDTI
(in millions, except per common share data)
Premiums	$5,637	$16	$5,653
Policy fees	3,051	(46)	3,005
Total net realized gains (losses)	1,855	(103)	1,752
Total revenues	23,390	(133)	23,257
Benefits and expenses:
Policyholder benefits	8,050	(663)	7,387
Change in the fair value of market risk benefits, net	—	(447)	(447)
Interest credited to policyholder account balances	3,549	13	3,562
Amortization of deferred acquisition costs and value of business acquired	1,057	(106)	951
Non-deferrable insurance commissions	680	(57)	623
Total benefits and expenses	13,263	(1,260)	12,003
Income (loss) before income tax expense (benefit)	10,127	1,127	11,254
Income tax expense (benefit):	1,843	239	2,082
Net income (loss)	8,284	888	9,172
Net income (loss) attributable to Corebridge	$7,355	$888	$8,243
Income (loss) per common share attributable to Corebridge common shareholders:
Basic:
Common stock Class A	$11.80	$1.38	$13.18
Common stock Class B	$7.77	$1.37	$9.14
Diluted:
Common stock Class A	$11.80	$1.38	$13.18
Common stock Class B	$7.77	$1.37	$9.14
The following table presents the impacts in connection with the adoption of LDTI on our previously reported Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2022 and 2021:

December 31, 2022	As Previously Reported	Effect of Change	Updated balances post-adoption of LDTI
(in millions)
Net income	$8,469	$10	$8,479
Other comprehensive income (loss), net of tax
Change in unrealized appreciation (depreciation) of fixed maturity securities on which allowance for credit losses was taken	(54)	(7)	(61)
Change in unrealized appreciation (depreciation) of all other investments	(26,128)	(5,567)	(31,695)
Change in fair value of market risk benefits attributable to changes in our own credit risk	—	1,294	1,294
Change in the discount rates used to measure traditional and limited payment long-duration insurance contracts	—	5,298	5,298
Other comprehensive income (loss)	(26,124)	1,018	(25,106)
Comprehensive income (loss)	(17,655)	1,028	(16,627)
Comprehensive income (loss) attributable to Corebridge	$(17,965)	$1,028	$(16,937)

December 31, 2021	As Previously Reported	Effect of Change	Updated balances post-adoption of LDTI
(in millions)
Net income	$8,284	$888	$9,172
Other comprehensive income (loss), net of tax
Change in unrealized appreciation (depreciation) of fixed maturity securities on which allowance for credit losses was taken	22	9	31
Change in unrealized appreciation (depreciation) of all other investments	(4,509)	(1,129)	(5,638)
Change in fair value of market risk benefits attributable to changes in our own credit risk	—	179	179
Change in the discount rates used to measure traditional and limited payment long-duration insurance contracts	—	1,356	1,356
Other comprehensive income (loss)	(4,506)	415	(4,091)
Comprehensive income (loss)	3,778	1,303	5,081
Comprehensive income (loss) attributable to Corebridge	$2,849	$1,303	$4,152
The following table presents the impacts in connection with the adoption of LDTI on our previously reported Consolidated Statement of Cash Flows for the years ended December 31, 2022 and 2021:

December 31, 2022	As Previously Reported	Effect of Change	Updated balances post-adoption of LDTI
(in millions)
Cash flows from operating activities:
Net income	$8,469	$10	$8,479
Adjustments to reconcile net income to net cash provided by operating activities:
Noncash revenues, expenses, gains and losses included in income (loss):
Unrealized gains in earnings - net	(1,621)	2,485	864
Change in the fair value of market risk benefits in earnings, net	—	(1,481)	(1,481)
Depreciation and other amortization	1,021	(436)	585
Changes in operating assets and liabilities:
Insurance liabilities	2,064	(1,068)	996
Premiums and other receivables and payables - net	68	(28)	40
Reinsurance assets and funds held under reinsurance treaties	409	677	1,086
Capitalization of deferred policy acquisition costs	(991)	(68)	(1,059)
Current and deferred income taxes - net	890	22	912
Other, net	577	(187)	390
Total adjustments	(5,774)	(84)	(5,858)
Net cash provided by operating activities	$2,695	$(74)	$2,621
Cash flows from financing activities:
Policyholder contract deposits	$26,508	$74	$26,582
Net cash provided by financing activities	$4,600	$74	$4,674

December 31, 2021	As Previously Reported	Effect of Change	Updated balances post-adoption of LDTI
(in millions)
Cash flows from operating activities:
Net income	$8,284	$888	$9,172
Adjustments to reconcile net income to net cash provided by operating activities:
Noncash revenues, expenses, gains and losses included in income (loss):
Unrealized gains in earnings - net	(1,573)	1,017	(556)
Change in the fair value of market risk benefits in earnings, net	—	(1,427)	(1,427)
Depreciation and other amortization	562	(149)	413
Changes in operating assets and liabilities:
Insurance liabilities	2,161	(625)	1,536
Premiums and other receivables and payables - net	226	(70)	156
Reinsurance assets and funds held under reinsurance treaties	155	152	307
Capitalization of deferred policy acquisition costs	(1,000)	(58)	(1,058)
Current and deferred income taxes - net	(70)	239	169
Other, net	(686)	(23)	(709)
Total adjustments	(5,823)	(944)	(6,767)
Net cash provided by operating activities	$2,461	$(56)	$2,405
Cash flows from financing activities:
Policyholder contract deposits	$25,387	$56	$25,443
Net cash provided by financing activities	$(809)	$56	$(753)
FUTURE APPLICATION OF ACCOUNTING STANDARDS
Troubled Debt Restructuring and Vintage Disclosures
In March 2022, the FASB issued an accounting standard update that eliminates the accounting guidance for troubled debt restructurings for creditors and amends the guidance on ‘‘vintage disclosures’’ to require disclosure of current-period gross write-offs by year of origination. The standard also updates the requirements for accounting for credit losses by adding enhanced disclosures for creditors related to loan refinancings and restructurings for borrowers experiencing financial difficulty. Because the Company has already adopted the current expected credit loss (“CECL”) model, the amendments in this standard are effective for fiscal years beginning after December 15, 2022, including interim periods within those years. We do not expect the standard to have a material impact on our reported consolidated financial condition, results of operations, cash flows or required disclosures.
Fair Value Measurement
On June 30, 2022, the FASB issued an accounting standards update to address diversity in practice by clarifying that a contractual sale restriction should not be considered in the measurement of the fair value of an equity security. It also requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. The guidance is effective for public companies for fiscal years beginning after December 15, 2023 and interim period within those years, with early adoption permitted. For entities other than investment companies, the accounting standards update applies prospectively, with any adjustments resulting from adoption recognized in earnings on the date of adoption. We are assessing the impact of this standard.

Fair Value Measurement
Assets and liabilities recorded at fair value in the Consolidated Balance Sheets are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:
•Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. We do not adjust the quoted price for such instruments.
•Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.
•Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Interrelationships Between Unobservable Inputs
We consider unobservable inputs to be those for which market data is not available and that are developed using the best information available to us about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following paragraphs provide a general description of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.
Fixed Maturity Securities
The significant unobservable input used in the fair value measurement of fixed maturity securities is yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. The yield may be affected by other factors, including constant prepayment rates, loss severity and constant default rates. In general, increases in the yield would decrease the fair value of investments, and conversely, decreases in the yield would increase the fair value of investments.
MRBs and Embedded Derivatives within Policyholder Contract Deposits
For MRBs and embedded derivatives, the assumptions for unobservable inputs vary throughout the period over which cash flows are projected for valuation purposes. The following are applicable unobservable inputs:
•Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. Increases in assumed volatility will generally increase the fair value of both the projected cash flows from rider fees as well as the projected cash flows related to benefit payments. Therefore, the net change in the fair value of the liability may be either a decrease or an increase, depending on the relative changes in projected rider fees and projected benefit payments.
•Equity and interest rate correlation estimates the relationship between changes in equity returns and interest rates in the economic scenario generator used to value our MRBs. In general, a higher positive correlation assumes that equity markets and interest rates move in a more correlated fashion, which generally increases the fair value of the liability. Only our fixed index annuities with a GMWB rider are subject to the equity and interest correlation assumption. Other policies such as accumulation fixed index annuity and life products do not use a correlation assumption.
•Base lapse rate assumptions are determined by company experience and judgment and are adjusted at the contract level using a dynamic lapse function, which reduces the base lapse rate when the contract is in-the-money (when the contract holder’s guaranteed value, as estimated by the company, is worth more than their underlying account value). Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. Increases in assumed lapse rates will generally decrease the fair value of the liability as fewer policyholders would persist to collect guaranteed benefits amounts.
•Mortality rate assumptions, which vary by age and gender, are based on company experience and include a mortality improvement assumption. Increases in assumed mortality rates will decrease the fair value of the GMWB liability, while lower mortality rate assumptions will generally increase the fair value of the liability because guaranteed withdrawal payments will be made for a longer period of time and generally exceed any decrease in guaranteed death benefits.
•Utilization assumptions estimate the timing when policyholders with a GMWB will elect to utilize their benefit and begin taking withdrawals. The assumptions may vary by the type of guarantee, tax-qualified status, the contract’s withdrawal history and the age of the policyholder. Utilization assumptions are based on company experience, which includes partial withdrawal behavior. Increases in assumed utilization rates will generally increase the fair value of the liability.
•Non-performance or “own credit” risk adjustment used in the valuation of MRBs and embedded derivatives, which reflects a market participant’s view of our claims-paying ability by incorporating a different spread (the NPA spread) to the curve used to discount projected benefit cash flows. When corporate credit spreads widen, the change in the NPA spread generally reduces the fair value of the MRBs and embedded derivatives, resulting in a gain in AOCI or Net realized gains (losses), respectively, and when corporate credit spreads narrow or tighten, the change in the NPA spread generally increases the fair value of the MRBs and embedded derivatives, resulting in a loss in AOCI or Net realized gains (losses), respectively.
•The projected cash flows incorporate best estimate assumptions for policyholder behavior (including mortality, lapses, withdrawals and benefit utilization), along with an explicit risk margin to reflect a market participant’s estimates of projected cash flows and policyholder behavior. Estimates of future policyholder behavior assumptions are subjective and based primarily on our historical experience.
•For embedded derivatives, option budgets estimate the expected long-term cost of options used to hedge exposures associated with index price changes. The level of option budgets determines future costs of the options, which impacts the growth in account value and the valuation of embedded derivatives.
Embedded Derivatives within Reinsurance Contracts
The fair value of embedded derivatives associated with funds withheld reinsurance contracts is determined based upon a total return swap technique with reference to the fair value of the investments held by Corebridge related to Corebridge’s funds withheld payable. The fair value of the underlying assets is generally based on market observable inputs using industry standard valuation techniques. The valuation also requires certain significant inputs, which are generally not observable, and accordingly, the valuation is considered Level 3 in the fair value hierarchy.
Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts and lease contracts) is discussed below:
•Mortgage and other loans receivable: Fair values of loans on commercial real estate and other loans receivable are estimated for disclosure purposes using discounted cash flow calculations based on discount rates that we believe market participants would use in determining the price that they would pay for such assets. For certain loans, our current incremental lending rates for similar types of loans are used as the discount rates, because we believe this rate approximates the rates market participants would use. Fair values of residential mortgage loans are generally determined based on market prices, using market-based adjustments for credit and servicing as appropriate. The fair values of policy loans are generally estimated based on unpaid principal amount as of each reporting date. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.
•Other invested assets: Certain of our subsidiaries are members of Federal Home Loan Banks (FHLBs) and such membership requires the members to own stock in these FHLBs. The carrying amounts of these stocks approximate fair values.
•Cash and short-term investments: The carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.
•Policyholder contract deposits associated with investment-type contracts: Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rate consistent with the currency in which the cash flows are denominated. To determine fair value, other factors include current policyholder account values and related surrender charges and other assumptions include expectations about policyholder behavior and an appropriate risk margin.
•Other liabilities: The majority of the Other liabilities that are financial instruments not measured at fair value represent secured financing arrangements, including repurchase agreements. The carrying amounts of these liabilities approximate fair value because the financing arrangements are short-term and are secured by cash or other liquid collateral.
•Fortitude Re funds withheld payable: The funds withheld payable contains an embedded derivative and the changes in its fair value are recognized in earnings each period. The difference between the total Fortitude Re funds withheld payable and the embedded derivative represents the host contract.
•Short-term and long-term debt and debt of consolidated investment entities: Fair values of these obligations were determined by reference to quoted market prices, when available and appropriate, or discounted cash flow calculations based upon our current market observable implicit credit spread rates for similar types of borrowings with maturities consistent with those remaining for the debt being valued.•Separate Account Liabilities—Investment Contracts: Only the portion of separate account liabilities related to products that are investment contracts are reflected in the table below. Separate account liabilities are recorded at the amount credited to the contract holder, which reflects the change in fair value of the corresponding separate account assets, including contract holder deposits less withdrawals and fees; therefore, carrying value approximates fair value
Reinsurance
There is a diverse pool of assets supporting the funds withheld arrangements with Fortitude Re. The following summarizes the composition of the pool of assets:

	December 31, 2022		December 31, 2021
(in millions)	Carrying Value	Fair Value	Carrying Value	Fair Value	Corresponding Accounting Policy
Fixed maturity securities - available for sale	$16,339	$16,339	$27,180	$27,180	Fair value through other comprehensive income
Fixed maturity securities - fair value option	3,485	3,485	1,593	1,593	Fair value through net investment income
Commercial mortgage loans	3,490	3,241	3,179	3,383	Amortized cost
Real estate investments	133	348	201	395	Amortized cost
Private equity funds/hedge funds	1,893	1,893	1,606	1,606	Fair value through net investment income
Policy loans	355	355	380	380	Amortized cost
Short-term Investments	69	69	50	50	Fair value through net investment income
Funds withheld investment assets	25,764	25,730	34,189	34,587
Derivative assets, net(a)	90	90	81	81	Fair value through realized gains (losses)
Other(b)	731	731	476	476	Amortized cost
Total	$26,585	$26,551	$34,746	$35,144
(a)    The derivative assets and liabilities have been presented net of cash collateral. The derivative assets supporting the Fortitude Re funds withheld arrangements had a fair market value of $189 million and $387 million as of December 31, 2022 and December 31, 2021, respectively. These derivative assets and liabilities are fully collateralized either by cash or securities.
(b)    Primarily comprised of Cash and Accrued investment income.

Segment Information
We report our results of operations consistent with the manner in which our chief operating decision makers review the business to assess performance and allocate resources.
We report our results of operations as five reportable segments:
•Individual Retirement – consists of fixed annuities, fixed index annuities, variable annuities and retail mutual funds. On February 8, 2021, we announced the execution of a definitive agreement with Touchstone to sell certain assets of our retail mutual funds business. This Touchstone transaction closed on July 16, 2021. For further information on this sale, see Note 1 to our audited annual consolidated financial statements.
•Group Retirement – consists of record-keeping, plan administrative and compliance services, financial planning and advisory solutions offered in-plan, along with proprietary and limited non-proprietary annuities, advisory and brokerage products offered out-of-plan.
•Life Insurance – primary products in the United States include term life and universal life insurance. The International Life business issues individual and group life insurance in the United Kingdom, and distributes private medical insurance in Ireland.
•Institutional Markets – consists of stable value wrap (“SVW”) products, structured settlement and PRT annuities, guaranteed investment contracts (“GICs”) and Corporate Markets products that include corporate- and bank-owned life insurance (“COLI-BOLI”), private placement variable universal life and private placement variable annuity products.
•Corporate and Other – consists primarily of:
–corporate expenses not attributable to our other segments;
–interest expense on financial debt;
–results of our consolidated investment entities;
–institutional asset management business, which includes managing assets for non-consolidated affiliates; and
–results of our legacy insurance lines ceded to Fortitude Re.
We evaluate segment performance based on adjusted revenues and adjusted pre-tax operating income (loss) (“APTOI”). Adjusted revenues are derived by excluding certain items from total revenues. APTOI is derived by excluding certain items from income from operations before income tax. These items generally fall into one or more of the following broad categories: legacy matters having no relevance to our current businesses or operating performance; adjustments to enhance transparency to the underlying economics of transactions; and adjustments that we believe to be common to the industry. Legal entities are attributed to each segment based upon the predominance of activity in that legal entity.
APTOI excludes the impact of the following items:
Fortitude-related adjustments:
The modco reinsurance agreements with Fortitude Re transfer the economics of the invested assets supporting the reinsurance agreements to Fortitude Re. Accordingly, the net investment income on Fortitude Re funds withheld assets and the net realized gains (losses) on Fortitude Re funds withheld assets are excluded from APTOI. Similarly, changes in the Fortitude Re funds withheld embedded derivative are also excluded from APTOI.
As a result of entering into the reinsurance agreements with Fortitude Re we recorded a loss which was primarily attributed to the write-off of DAC, VOBA and deferred cost of reinsurance assets. The total loss and the ongoing results associated with the reinsurance agreement with Fortitude Re have been excluded from APTOI as these are not indicative of our ongoing business operations.
Investment-related adjustments:
APTOI excludes “Net realized gains (losses)”, including changes in the allowance for credit losses on available for sale securities and loans, as well as gains or losses from sales of securities, except for gains (losses) related to the disposition of real estate investments. Net realized gains (losses), except for gains (losses) related to the disposition of real estate investments, are excluded as the timing of sales on invested assets or changes in allowances depend largely on market credit cycles and can vary considerably across periods. In addition, changes in interest rates may create opportunistic scenarios to buy or sell invested assets. Our derivative results, including those used to economically hedge insurance liabilities or are recognized as embedded derivatives at fair value are also included in net realized gains (losses) and are similarly excluded from APTOI except earned income (periodic settlements and changes in settlement accruals) on derivative instruments used for non-qualifying (economic) hedges or for asset replication. Earned income on such economic hedges is reclassified from net realized gains and losses to specific APTOI line items based on the economic risk being hedged (e.g., net investment income and interest credited to policyholder account balances).
Prior to the adoption of LDTI effective January 1, 2021, our investment-oriented contracts, such as universal life insurance, and fixed, fixed index and variable annuities, were also impacted by net realized gains (losses), and these secondary impacts were also excluded from APTOI. Specifically, the changes in benefit reserves and DAC, VOBA and DSI assets related to net realized gains (losses) were excluded from APTOI.
Variable, Fixed Index Annuities and Index Universal Life Insurance Products Adjustments:
Prior to the adoption of LDTI effective January 1, 2021, certain of our variable annuity contracts and fixed index annuity contracts contained GMWBs and were accounted for as embedded derivatives. Fixed index annuity contracts contain indexed interest credits which are accounted for as embedded derivatives, and our index universal life products also contain embedded derivatives. Changes in the fair value of these embedded derivatives, including rider fees attributed to the embedded derivatives are recorded through "Net realized gains (losses)" and are excluded from APTOI.
Changes in the fair value of securities used to hedge these guaranteed living benefits are excluded from APTOI.
Market Risk Benefits adjustments:
Subsequent to the adoption of LDTI effective January 1, 2021, certain of our variable annuity, fixed annuity and fixed index annuity contracts contain guaranteed minimum withdrawal benefits (“GMWBs”) and/or guaranteed minimum death benefits (“GMDBs”) which are accounted for as MRBs. Changes in the fair value of these MRBs (excluding changes related to our own credit risk), including certain rider fees attributed to the MRBs, along with changes in the fair value of derivatives used to hedge MRBs are recorded through “Change in the fair value of MRBs, net” and are excluded from APTOI.
Changes in the fair value of securities used to economically hedge MRBs are excluded from APTOI.
Other adjustments:
Other adjustments represent all other adjustments that are excluded from APTOI and includes the net pre-tax operating income (losses) from noncontrolling interests related to consolidated investment entities. The excluded adjustments include, as applicable:
•restructuring and other costs related to initiatives designed to reduce operating expenses, improve efficiency and simplify our organization;
•non-recurring costs associated with the implementation of non-ordinary course legal or regulatory changes or changes to accounting principles;
•separation costs;
•non-operating litigation reserves and settlements;
•loss (gain) on extinguishment of debt;
•losses from the impairment of goodwill; and
•income and loss from divested or run-off business.